UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 18, 2007

MTC TECHNOLOGIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-49890	02-0593816
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

4032 Linden Avenue, Dayton, Ohio	45432
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 252-9199

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2007 Equity Compensation Plan

At the Annual Meeting of Stockholders held on April 18, 2007, the stockholders of MTC Technologies, Inc. (the “Company”) approved the MTC Technologies, Inc. 2007 Equity Compensation Plan (the “Plan”). The Plan authorizes equity-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units and other equity-based awards for the purpose of attracting and retaining the Company’s non-employee directors, officers and employees and providing incentives and rewards for superior performance. Under the Plan, 500,000 shares of the Company’s common stock, par value $0.001 per share, are available for equity grants, of which, subject to such overall total limitation, no more than 250,000 may be issued in the form of awards other than stock options or stock appreciation rights.

The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed on March 16, 2007 and incorporated herein by reference.

On April 18, 2007, the Compensation Committee of the Board of Directors of the Company authorized the grant of options to purchase 78,124 shares of the Company’s common stock to Mr. Rajesh Soin, Chairman and Chief Executive Officer of the Company. Mr. Soin has served as Chairman of the Company since its founding and assumed the additional responsibilities of Chief Executive Officer in January 2007. The Compensation Committee has determined to compensate Mr. Soin in the form of equity compensation in lieu of a cash salary. The options granted to Mr. Soin were made pursuant to the Plan, have an exercise price of $20.57 (the closing price of the Company’s stock on the date of grant), vest ratably over a four year period and expire ten years from the date of grant. The Compensation Committee also elected to pay any bonus earned by Mr. Soin as Chief Executive Officer for 2007 in the form of restricted stock units or other equity compensation in lieu of a cash payment.

In addition to the above-described options, on April 18, 2007, Mr. Soin received his annual director fee as Chairman of the Board of the Company in the form of 21,876 restricted stock units. This award was made pursuant to the Company’s 2002 Equity and Performance Incentive Plan (Amended and Restated February 25, 2004) and consistent with the Company’s practice of permitting its non-employee directors to elect to receive their annual fee in the form of restricted stock units in lieu of cash.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Ex. 10.1	MTC Technologies, Inc. 2007 Equity Compensation Plan (incorporated herein by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A (Commission No. 000-49890), filed on March 16, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2007

MTC TECHNOLOGIES, INC.

/s/ Bruce A. Teeters
Bruce A. Teeters
Sr. Vice President – General Counsel & Secretary

EXHIBIT INDEX

Ex. 10.1	MTC Technologies, Inc. 2007 Equity Compensation Plan (incorporated herein by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A (Commission No. 000-49890), filed on March 16, 2007)